Deferred revenue	12 Months Ended
Dec. 31, 2017
Accruals and deferred income [abstract]
Deferred revenue
11	Deferred revenue

During December 2016 the Company received a payment of $4,904 for copper concentrate stockpiled at the Piedras Verdes Plant which was awaiting a new filter in order to further process and dry the concentrate. The Company entered into an agreement with their customer, Trafigura Mexico S.A. de C.V. (“Trafigura”) who agreed to pay for the concentrate in advance with certain stipulations. The Company had to pay interest to Trafigura on the advance payment at the LIBOR 3-month rate plus 3% from the date the advance payment was made to the date when the first provisional payment for the product was otherwise due. The 4,100 DMT of copper concentrate stockpiled had to be delivered according to the following schedule: 705 DMT during January 2017, 1,200 DMT during February 2017, 1,200 DMT during March 2017 and 950 DMT during April 2017. Since the copper concentrate inventory was not shipped to Trafigura during 2016, and the advance payment was received during 2016, as per the terms of the agreement and holding certificate granted, the payment was recorded as deferred revenue. The amount has been subsequently drawn down as the concentrate was shipped to Trafigura, which resulted in revenues being recognized in the first four months of 2017. Interest was accrued according with the terms of the agreement and was paid in full during the first four months of 2017.